                                                                   EXHIBIT 10.57

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of October 27, 2000, made by HANOVER EQUIPMENT TRUST 2000B, a Delaware business trust (the "Borrower"), in favor of
                                                       --------
THE CHASE MANHATTAN BANK, as Agent (in such capacity, the "Agent") for the
                                                           -----
Lenders parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Borrower, the Agent and such Lenders.
---------

                             Preliminary Statement
                             ---------------------

          A. Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein; and

          B. It is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Lenders.

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower, the Borrower hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

     1. Defined Terms.
        -------------

          1.1. Definitions.  Unless otherwise defined herein, capitalized
               -----------
terms used herein shall have the respective meanings, and this Agreement shall be interpreted in accordance with the rules of usage, set forth in Annex A
                                                                   -------
attached to the Participation Agreement dated as of the date hereof among the Lessee, the Borrower, the Investors, the Trust Company, the Agent and the Lenders, and the following terms shall have the following meanings:

          "Agreement": this Security Agreement, as the same may be amended,
           ---------
supplemented or otherwise modified from time to time.

          "Code": the Uniform Commercial Code as from time to time in effect in
           ----
the State of New York.

          "Collateral": as defined in Section 2.
           ----------

          "Equipment":  the equipment set forth on Schedule 1 annexed hereto,
           ---------                               ----------
and all other tangible personal property now or hereafter acquired by the Borrower, together with any and all accessions, additions, improvements, substitutions and replacements thereto and therefor.

          "Obligations": shall mean the Guaranteed Obligations.
           -----------

          "Proceeds": as defined in the Code.
           --------

     2. Grant of Security Interest.  As collateral security for the prompt
        --------------------------
and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all of its respective right, title and interest, whether the same be goods, fixtures, equipment, general intangibles, accounts or chattel paper, in and to (a) the Equipment, (b) rights and interests of Borrower as Lessor pursuant to the Lease,
(c) all books and records pertaining to the foregoing, (d) all warranties and guarantees given by any Person with respect to any of the foregoing, as well as all choses in action, claims, and causes of action arising from any breach thereof, and (e) to the extent not otherwise included, all Proceeds and products of the foregoing, in each case whether now existing or hereafter acquired (collectively, the "Collateral"), subject to the rights of the Lessee, as Lessee under the Lease, so long as no Lease Event of Default has occurred and is continuing.

     3. Representations and Warranties.
        ------------------------------

     3.1. Equipment.  The Borrower hereby represents and warrants that, the
          ---------
Equipment will be kept at the locations listed on Schedule 1 subject only to
                                                  ----------
the Lessee's rights to relocate the Equipment as provided for in the Operative Agreements.

     3.2. Chief Executive Office.  The Borrower hereby represents and warrants
          ----------------------
that the Borrower's chief place of business, chief executive office and office where the documents, accounts and records related to the Collateral are kept is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

     3.3. Farm Products.  The Borrower hereby represents and warrants that none
          -------------
of the Collateral constitutes, or is the Proceeds of, Farm Products.

     4.  Covenants.  From and after the date of this Agreement until the
         ---------
Obligations shall have been paid in full and the Commitments shall have expired or otherwise been terminated:

     4.1. Further Documentation.  At any time and from time to time, upon the
          ---------------------
written request of the Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

     4.2. Changes in Locations.  (a)  Except with respect to the rights of the
          --------------------
Lessee under the Operative Agreements, the Borrower will not permit any of the Equipment to be kept at a location other than those listed on Schedule 1;
                                                              ----------
and

               (b) The Borrower will not change the location of its chief executive offices from that specified in Section 3.2.

     4.3. Change in Name.  The Borrower will not change its name, identity or
          --------------
structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would become seriously misleading, unless they shall have given the Agent at least 30 days' prior written notice of such change.

     4.4. Further Identification of Collateral.  The Borrower will cause the
          ------------------------------------
Lessee to furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and its location and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

     5.   Remedies.
          ---------

     5.1. Code Remedies.  If a Credit Agreement Event of Default shall occur and
          -------------
be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law or as referred to below) to or upon the Borrower, the Lessee or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, but subject to the rights of the Lessee under the Lease so long as no Lease Event of Default shall have occurred and be continuing. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released to the extent permitted by law. The Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select. The Agent shall apply the net proceeds of any action taken by it pursuant to this subsection, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section
8.2 of the Credit Agreement, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Agent agrees that if it shall proceed to foreclose the

Lien of this Agreement, it shall, to the extent that it is entitled to do so hereunder and under the other Operative Agreements, and is not then stayed or prevented from doing so by law or otherwise, proceed (to the extent it has not already done so) to exercise one or more of the significant possessory remedies referred to in the Lease (as it shall determine in its sole good faith discretion).

     6.   Agent's Appointment as Attorney-in-Fact; Agent's Performance of
          ---------------------------------------------------------------
Obligations.
------------

     6.1. Powers.  The Borrower hereby irrevocably constitutes and appoints the
          ------
Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Agent the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do any or all of the following:

          (a) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of the Lease and pay all or any part of the premiums therefor and the costs thereof;

          (b) execute, in connection with any sale provided for in Section 5.1, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (c) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (2) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (3) defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (4) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and
     (5) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

     Anything in this subsection to the contrary notwithstanding, the Agent agrees that it will not exercise any rights under the power of attorney provided for in this subsection unless a Credit Agreement Event of Default shall have occurred and be continuing.

     6.2. Performance by Agent of Borrower's Obligations.  If the Borrower
          ----------------------------------------------
fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     6.3. Borrower's Reimbursement Obligation.  The expenses of the Agent
          -----------------------------------
incurred in connection with actions undertaken as provided in this Section, together with interest thereon after a Credit Agreement Event of Default at the Overdue Rate from the date of payment by the Agent to the date reimbursed by the Borrower, shall be payable by the Borrower to the Agent on demand.

     6.4. Ratification; Power Coupled With An Interest.  All powers,
          --------------------------------------------
authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     7.   Duty of Agent.  The Agent's sole duty with respect to the
          -------------
custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise to the extent permitted by law, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. Neither the Agent, the Lenders nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for the negligence or willful misconduct of the Agent, any Lender or any of their officers, directors, employees or agents.

     8.   Execution of Financing Statements.  Pursuant to and to the extent
          ---------------------------------
permitted by Section 9-402 of the Code, the Borrower authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     9.   Authority of Agent.  The Borrower acknowledges that the rights and
          ------------------
responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Borrower, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     10.  Notices.  Unless otherwise specifically provided herein, all notices,
          -------
requests and demands required or permitted by the terms hereof to be given to any person shall be given pursuant to and in accordance with Section 13.3 of the Participation Agreement.

     11.   Severability.  Any provision of this Agreement which is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.   Amendments in Writing; Cumulative Remedies.
           -------------------------------------------

     12.1. Amendments in Writing.  None of the terms or provisions of this
           ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Agent, provided that
                                                           --------
any provision of this Agreement imposing obligations on the Borrower may be waived by the Agent in a written instrument executed by the Agent.

     12.2. Remedies Cumulative.  The rights and remedies herein provided are
           -------------------
cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     13.   Section Headings.  The Section headings used in this Agreement are
           ----------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     14.   Successors and Assigns.  This Agreement shall be binding upon the
           ----------------------
successors and assigns the Borrower and shall inure to the benefit of the Agent and the Lenders and their successors and permitted assigns.

     15.   Governing Law.  This Agreement shall be governed by and construed
           -------------
and interpreted in accordance with the law of the State of New York.

     16.   Obligations Are Without Recourse.  Anything in this Agreement to
           --------------------------------
the contrary notwithstanding, the Borrower's liability hereunder shall be limited as provided in Section 9.14 of the Credit Agreement.

     17.   Counterparts.  This Agreement may be executed in any number of
           ------------
separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                    HANOVER EQUIPMENT TRUST 2000B

                                    By: Wilmington Trust Company, not
                                    individually but solely as Trustee


                                    By:  ____________________________
                                         Name:
                                         Title:

                                                                      Schedule 1
                                                                      ----------

                                   EQUIPMENT

                                                                       EXHIBIT A

                      SECURITY AGREEMENT SUPPLEMENT NO. __

          THIS SECURITY AGREEMENT SUPPLEMENT NO. __  (the "Security Agreement
                                                           ------------------
Supplement") dated as of _________, __, ____, to the Security Agreement, dated
----------
as of October 27, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Security Agreement") made by HANOVER
                                           ------------------
EQUIPMENT TRUST 2000B, a Delaware business trust, (the "Borrower"), in favor of
                                                        --------
THE CHASE MANHATTAN BANK, as Agent (in such capacity, the "Agent") for the
                                                           -----
Lenders party to the Credit Agreement, dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among the Borrower, the Agent and such Lenders.

          WHEREAS, the Borrower has previously executed and delivered the Security Agreement to grant to the Agent, for the ratable benefit of the Lenders, a security interest in the collateral described therein;

          WHEREAS, pursuant to the Credit Agreement and the Participation Agreement, the Lenders have severally agreed to make additional Loans to the Borrower upon the terms and subject to the conditions set forth therein; and

          WHEREAS, it is a condition precedent, under the Participation Agreement, to the obligation of the Lenders to make their respective additional Loans that the Borrower shall have executed and delivered this Security Agreement Supplement No. __ for the ratable benefit of the Lenders.

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make their respective Loans to the Borrower, the Borrower hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

     18.  Definitions; Rules of Usage.  For purposes of this Security Agreement
          ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

     19.  Grant of Security Interest in the Additional Equipment.  As collateral
          ------------------------------------------------------
security, in addition to that referred to in the Security Agreement, for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all of its respective right, title and interest, whether the same be goods, fixtures, equipment, general intangibles, accounts or chattel paper in and to
(a) the additional Equipment listed on Schedule I hereto (the "Additional
                                                               ----------
Equipment"), (b) rights and interests of Borrower as Lessor pursuant to Lease
---------
Supplement No. __, (c) all books and records pertaining to the foregoing, (d) all warranties and guarantees given by any Person with respect to any of the foregoing, as well as all choses in action, claims, and causes of action arising from any breach thereof, and (e) to the extent not otherwise included, all Proceeds and products of the foregoing, in each case whether now existing or hereafter acquired (collectively, the "Collateral"), subject to the rights of the Lessee, as Lessee under the Lease, so long as no Lease Event of Default has occurred and is continuing. Effective upon the execution and delivery of this Security

Agreement Supplement by the Borrower, the Additional Equipment shall be subject to the terms and provisions of the Security Agreement and shall be deemed to constitute Equipment for all purposes with respect to the Security Agreement.

     20.  Ratification.  Except as specifically modified hereby, the terms and
          ------------
provisions of the Security Agreement are hereby ratified and confirmed and remain in full force and effect.

     21.  GOVERNING LAW.  THIS SECURITY AGREEMENT SUPPLEMENT HAS BEEN DELIVERED
          -------------
IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THIS STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     22.  Counterpart Execution.  This Security Agreement Supplement may be
          ---------------------
executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          IN WITNESS WHEREOF, the undersigned has caused this Security Agreement Supplement No. __ be duly executed and delivered as of the date first above written.

                              HANOVER EQUIPMENT TRUST 2000B


                              By:  Wilmington Trust Company, not in its
                                   individual capacity but solely as Trustee


                                    By:  _____________________________________
                                         Name:
                                         Title:

                               JOINDER OF LESSEE
                               -----------------

          HANOVER COMPRESSION INC., a Delaware corporation ("Lessee") hereby joins in the Security Agreement dated as of October 27, 2000 made by HANOVER EQUIPMENT TRUST 2000B, as the Borrower in favor of The Chase Manhattan Bank, as the Agent for the Lenders (the "Security Agreement") in order to, and HEREBY
                                ------------------
GRANTS TO THE AGENT FOR THE RATABLE BENEFIT OF THE LENDERS A SECURITY INTEREST IN all of its right, title and interest, if any, in and to the Collateral for the purpose of securing the Obligations. Lessee acknowledges and agrees that, upon the occurrence of a Credit Agreement Event of Default and subject to the terms of the Lease, the Agent on behalf of the Lenders shall have the right to exercise any and all of its remedies hereunder as against the Collateral.

          Lessee expressly agrees that the rights of the Agent and the Lenders, under the Security Agreement, shall in no way be affected or impaired by reason of the occurrence of any of the following events: (i) the waiver by the Agent or the Lenders of the performance or observance by the Borrower, Lessee or any other party of any terms of the Operative Agreements; (ii) the extension, in whole or in part, of the time for payment by the Borrower of any sums owing or payable under the Operative Agreements; (iii) any failure, delay or inability of the Agent or the Lenders in enforcing any remedies or any other provisions under the Operative Agreements; (iv) the occurrence of any event described in Section 6.1(1) of the Credit Agreement; or (v) the inability of the Borrower to perform (or the release of the Borrower's performance) under the Operative Agreements due to any Legal Requirement. Notwithstanding the foregoing, Lessee shall not have any personal liability under this Security Agreement and Joinder in excess of its personal liability under the Guaranty and the other Operative
Agreements.

          This Joinder shall be considered part of the Security Agreement to which it is attached, and all references in the Operative Agreements to the Security Agreement shall mean the Security Agreement together with this Joinder.

          All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Security Agreement.

          This Joinder has been duly executed by Lessee as of October 27, 2000.

                                   HANOVER COMPRESSION INC.


                                   By: ____________________________
                                       Name:
                                       Title: